UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

SEAPORT GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39741	85-2157010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 20th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-616-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	SGAMU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SGAM	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SGAMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 20, 2021, Seaport Global Acquisition Corporation (“SGAC”) held a virtual special meeting (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of SGAC and Redwood Intermediate, LLC, (“Redbox”), as described in the definitive proxy statement filed by SGAC with the Securities and Exchange Commission (“SEC”) on September 29, 2021 (the “Proxy Statement”) and incorporated herein by reference. Present at the Special Meeting were holders of 12,396,072 shares of SGAC’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) and 3,593,750 shares of SGAC’s Class B common stock, par value $0.0001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), in person (online) or by proxy, representing 69.0% of the voting power of the common stock as of September 16, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 14,375,000 shares of Class A common stock and 3,593,750 shares of Class B common stock issued and outstanding.

At the Special Meeting, SGAC’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal, the Nasdaq proposal, the Incentive Plan Proposal and the Adjournment Proposal required the affirmative vote of holders of a majority of the shares of Class A common stock and Class B common stock, voting together as a single class, cast by SGAC’s stockholders present in person (online) or by proxy at the special meeting and entitled to vote thereon. Approval of the Charter Amendment proposal required the affirmative vote of (i) holders of a majority of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, entitled to vote thereon at the special meeting, (ii) holders of a majority of the outstanding shares of Class A common stock, voting separately as a single class, entitled to vote thereon at the special meeting and (iii) holders of a majority of the outstanding shares of Class B common stock, voting separately as a single class, entitled to vote thereon at the special meeting. Approval, on an advisory basis, of the Advisory Charter Proposals required the affirmative vote of holders of a majority of the shares of Class A common stock and Class B common stock cast by SGAC’s stockholders present in person (online) or by proxy at the special meeting and entitled to vote thereon, voting as a single class. The election of the director nominees pursuant to the Director Election Proposal required the affirmative vote of the holders of a plurality of the shares of Class A common stock and Class B common stock, voting together as a single class, cast by SGAC’s stockholders present in person (online) or by proxy at the special meeting and entitled to vote thereon. The Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
12,330,895	65,177	0

The Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of the common stock were as follows:

Class A common stock and Class B common stock voting together:

For	Against	Abstentions
12,330,893	65,179	0

Class A common stock voting as a separate class:

For	Against	Abstentions
8,737,143	65,179	0

Class B common stock voting as a separate class:

For	Against	Abstentions
3,593,750	0	0

The Advisory Charter Proposals

The Advisory Charter Proposals were approved. The voting results of the shares of the common stock for each of the sub-proposals were as follows:

(a)	to authorize an additional 490,000,000 shares of common stock, which would consist of (i) increasing the number of shares of Class A common stock from 100,000,000 shares to 500,000,000 shares and (ii) increasing the number of shares of Class B common stock from 10,000,000 shares to 100,000,000 shares:

For	Against	Abstentions
12,325,794	70,275	3

(b)	to amend the terms of the Class B common stock to provide that the Class B common stock will convey no economic rights but will entitle its holder to vote on all matters to be voted on by stockholders generally in order to implement our “Up-C” structure:

For	Against	Abstentions
11,802,892	593,180	0

(c)	to provide for the waiver of the corporate opportunity doctrine for Apollo Global Management, Inc. and its affiliates, which specifically contemplates their ongoing business activities and arrangements:

For	Against	Abstentions
12,330,823	65,229	20

(d)	to provide that certain actions under the proposed second amended and restated certificate of incorporation (the “Proposed Charter”) relating to the nomination and election of directors are subject to the stockholders agreement to be entered into among SGAC and certain stockholders of SGAC upon the closing of the business combination:

For	Against	Abstentions
12,330,893	65,177	2

(e)	to prohibit certain stockholders from acting by written consent by specifying that any action required or permitted to be taken by stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent:

For	Against	Abstentions
11,676,026	719,975	71

(f)	to change the stockholder vote required from the affirmative vote of the holders of at least a majority of the outstanding common stock entitled to vote thereon to the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class, to amend the Proposed Charter:

For	Against	Abstentions
11,651,971	744,101	0

(g)	to change the stockholder vote required from the affirmative vote of the holders of at least a majority of the outstanding common stock entitled to vote thereon to the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding voting stock entitled to vote thereon for the removal of directors:

For	Against	Abstentions
11,675,940	720,130	2

(h)	to provide for certain additional changes, including, among other things, (i) changing the post-business combination company’s corporate name from “Seaport Global Acquisition Corp.” to “Redbox Entertainment Inc.” and making the company’s corporate existence perpetual and (ii) removing certain provisions related to our status as a blank check company that will no longer apply upon consummation of the Business Combination, all of which our board of directors believes are necessary to adequately address the needs of the post-business combination company:

For	Against	Abstentions
12,330,895	65,177	0

The Nasdaq Proposal

The Nasdaq Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
12,328,491	67,581	0

The Director Election Proposal

The election of each director nominee pursuant to the Director Election Proposal was approved. The voting results of the shares of the common stock for the director nominees were as follows:

Class I

Vikas M. Keswani

For	Withheld
12,330,895	65,177

Michael Redd

For	Withheld
12,330,893	65,179

David B. Sambur

For	Withheld
12,330,895	65,177

Class II

Jay Burnham

For	Withheld
12,330,893	65,179

Galen C. Smith

For	Withheld
12,330,895	65,177

Lee J. Solomon

For	Withheld
12,292,387	103,685

Class III

Charles Yamarone

For	Withheld
12,330,895	65,177

Reed Rayman

For	Withheld
12,330,893	65,179

Kimberly Kelleher

For	Withheld
12,330,895	65,177

The Incentive Plan Proposal

The Incentive Plan Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
11,803,492	592,510	70

The Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
12,330,890	65,182	0

Item 8.01.	Other Events.

As of October 20, 2021, stockholders holding 12,788,818 shares of Class A common stock (approximately 89%) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $129.2 million (or approximately $10.10 per share) of the amount in the Trust Account will be used to redeem such holders’ shares.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding SGAC’s proposed business combination with Redbox, SGAC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management of SGAC and Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGAC or Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGAC or Redbox is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Redbox; the amount of redemption requests made by SGAC’s stockholders; the overall level of consumer demand for Redbox’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Redbox’s customers; Redbox’s ability to implement its business and growth strategy; changes in governmental regulation, Redbox’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; Redbox’s ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers’ tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox’s contracts or relationships with one or more of its significant retailers or studios; Redbox’s inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox’s reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox’s business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, SGAC’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect SGAC’s or Redbox’s financial results is included from time to time in SGAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that SGAC has filed with the SEC in connection with SGAC’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or SGAC’s or Redbox’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGAC nor Redbox presently know, or that SGAC and Redbox currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGAC’s and Redbox’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. SGAC and Redbox anticipate that subsequent events and developments will cause their assessments to change. However, while SGAC and Redbox may elect to update these forward-looking statements at some point in the future, SGAC and Redbox specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGAC’s or Redbox’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer Or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seaport Global Acquisition Corp.

Date: October 21, 2021	By:	/s/ Stephen C. Smith
	Name:	Stephen C. Smith
	Title:	Chief Executive Officer